UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

711 S. Carson Street, Suite 4, Carson City, Nevada, 89791

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

KCL Therapeutics, Inc. (“KCL”) , a wholly owned subsidiary Regen Biopharma Inc. ( the “Company”), was informed by the United States Patent and Trademark Office ( USPTO) that patent protection shall be granted to KCL with regard to “METHODS AND MEANS OF GENERATING IL-17 ASSOCIATED ANTITUMOR EFFECTOR CELLS BY INHIBITION OF NR2F6 INHIBITION “( “Invention”).

The Invention pertains to stimulation of immunity to cancer antigens through augmentation of NR2F6 inhibition to augment T-cell activation.

The NR2F6 nuclear receptor has been identified as a potentially very important immune cell inhibitor (an immune checkpoint) and cancer stem cell differentiator.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: July 2, 2021	By: /s/ David Koos
David Koos
Chief Executive Officer

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